First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
(unaudited)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Year-to-Date
	2014	2014	2013	2013	2013	June 30, 2014	June 30, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Earnings:
Net interest income	$7,545	$6,925	$6,478	$6,165	$5,486	$14,470	$10,726
Credit for loan and lease losses	$(270)	$(972)	$(955)	$(1,632)	$(826)	$(1,242)	$(148)
Non-interest income[1]	$3,030	$2,635	$2,188	$2,292	$2,190	$5,665	$4,204
Non-interest expense[1]	$10,101	$10,445	$10,150	$11,197	$12,578	$20,546	$26,414
Income tax provision (benefit)	$131	$132	$119	$322	$(83)	$263	$36
Dividends and accretion on preferred stock	$—	$—	$—	$—	$(858)	$—	$(1,381)
Effect of exchange on preferred stock to common stock	$—	$—	$—	$—	$26,179	$—	$26,179
Net income available (loss allocated) to common stockholders	$613	$(45)	$(648)	$(1,430)	$21,328	$568	$13,426

Per Share Data:
Net income available (loss allocated) to common stockholders, basic	$0.01	$0.00	$(0.01)	$(0.02)	$0.39	$0.01	$0.47
Net income available (loss allocated) to common stockholders, diluted	$0.01	$0.00	$(0.01)	$(0.02)	$0.39	$0.01	$0.47
Book value per common share	$1.30	$1.27	$1.26	$1.25	$1.39	$1.30	$1.39

Performance Ratios:
Return on average assets	0.24%	(0.02)%	(0.26)%	(0.56)%	7.97%	0.06%	1.26%
Return on average common equity	2.86%	(0.21)%	(3.08)%	(7.21)%	95.78%	0.67%	23.61%
Efficiency ratio	95.52%	109.26%	117.12%	132.40%	163.86%	102.04%	176.92%
Non-interest income to net interest income and non-interest income	28.65%	27.56%	25.25%	27.10%	28.53%	28.14%	28.16%

Capital:
Total equity to total assets	8.55%	8.63%	8.56%	8.24%	8.12%	8.55%	8.12%

Liquidity, Yields and Rates:
Interest-bearing cash - average balance	$8,997	$13,653	$34,075	$68,964	$122,499	$11,312	$161,343
Investment securities - average balance	247,459	272,563	330,094	329,385	322,747	259,941	268,872
Loans - average balance	673,175	604,298	550,749	529,406	547,499	638,927	550,010
Average Earning Assets	$929,631	$890,514	$914,918	$927,755	$992,745	$910,180	$980,225
Pure deposits[2] - average balance	$455,407	$446,820	$452,495	$454,379	$431,988	$451,138	$420,824
Core deposits[3] - average balance	622,636	624,365	640,177	653,044	648,373	623,496	643,482
Customer deposits[4] - average balance	757,704	773,336	801,827	829,926	847,007	765,477	843,596

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Year-to-Date
	2014	2014	2013	2013	2013	June 30, 2014	June 30, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Brokered deposits - average balance	84,021	70,204	84,143	90,323	111,801	77,150	138,245
Total deposits - average balance	$841,725	$843,540	$885,970	$920,249	$958,808	$842,627	$981,841
Total loans to total deposits	76.01%	71.85%	68.02%	58.76%	56.59%	76.01%	56.59%
Yield on earning assets	3.86%	3.85%	3.53%	3.57%	3.20%	3.86%	3.26%
Rate on customer deposits (including impact of non-interest bearing DDAs)	0.37%	0.41%	0.48%	0.56%	0.63%	0.39%	0.66%
Cost of deposits	0.59%	0.65%	0.74%	0.84%	0.94%	0.62%	0.99%
Rate on interest-bearing funding	0.68%	0.78%	0.73%	1.01%	1.11%	0.72%	1.15%
Net interest margin, taxable equivalent	3.30%	3.21%	2.89%	2.71%	2.27%	3.26%	2.26%

Non-Interest Income:
Service Charges on Deposits	$769	$741	$800	$798	$763	$1,510	$1,500
POS Fees	439	401	420	401	398	840	769
BOLI	235	351	239	238	241	586	484
Mortgage Banking Income	279	180	208	420	211	459	507
Trust	235	200	188	193	187	435	334
Other	376	369	165	242	236	745	456
Net Gains on Sales of Loans	450	22	—	—	—	472	—
Net Gains on AFS sales	247	371	168	—	154	618	154
Total Non-Interest Income	$3,030	$2,635	$2,188	$2,292	$2,190	$5,665	$4,204

Non-Interest Expense:
Salaries and Benefits	$5,225	$5,274	$5,503	$5,807	$5,665	$10,499	$11,274
Occupancy	776	820	799	891	794	1,596	1,612
Furniture and Fixtures	520	557	544	656	595	1,077	1,144
Professional Fees	690	599	417	533	706	1,289	1,307
FDIC insurance assessments	336	311	150	150	1,000	647	2,000
Write-downs on OREO and repossessions	76	309	375	374	309	385	1,623
Losses (Gains) on OREO, repossessions and fixed assets, net	(15)	10	57	(116)	(153)	(5)	(294)
Non-performing asset expenses, net	184	221	450	488	1,142	405	3,018
Data processing	506	588	517	628	503	1,094	1,069
Communications	147	150	172	141	142	297	270
Debit card fees	232	258	181	207	201	490	419
Intangible asset amortization	49	48	57	67	71	97	145
Printing and supplies	150	207	121	213	176	357	314
Advertising	135	134	65	89	59	269	156
Insurance	303	325	251	523	946	628	1,351
Other	787	634	491	546	422	1,421	1,006
Total Non-Interest Expense	$10,101	$10,445	$10,150	$11,197	$12,578	$20,546	$26,414

Asset Quality:
Net (recoveries) charge-offs	$(470)	$228	$(754)	$(32)	$374	$(242)	$1,352

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Year-to-Date
	2014	2014	2013	2013	2013	June 30, 2014	June 30, 2013
	(in thousands, except per share amounts and full-time equivalent employees)
Net loan (recoveries) charged-offs to average loans, annualized	(0.14)%	0.15%	(0.55)%	(0.02)%	0.27%	(0.08)%	0.50%
Non-accrual loans	$4,891	$6,027	$7,203	$6,803	$8,628	$4,891	$8,628
Other real estate owned and repossessed assets, net	$7,725	$7,075	$8,213	$8,678	$10,549	$7,725	$10,549
Loans 90 days past due	$1,083	$854	$928	$509	$332	$1,083	$332
Non-performing assets (NPA)	$13,699	$13,956	$16,344	$15,990	$19,509	$13,699	$19,509
NPA to total assets	1.35%	1.42%	1.67%	1.58%	1.83%	1.35%	1.83%
Non-performing loans (NPL)	$5,974	$6,881	$8,131	$7,312	$8,960	$5,974	$8,960
NPL to total loans	0.91%	1.14%	1.39%	1.37%	1.65%	0.91%	1.65%
Allowance for loan and lease losses to total loans	1.43%	1.52%	1.80%	2.00%	2.27%	1.43%	2.27%
Allowance for loan and lease losses to NPL	157.35%	133.70%	129.14%	146.33%	137.28%	157.35%	137.28%

Period End Balances:
Loans, excluding HFS	$659,539	$604,859	$583,097	$534,627	$542,019	$659,539	$542,019
Allowance for loan and lease losses	$9,400	$9,200	$10,500	$10,700	$12,300	$9,400	$12,300
Intangible assets	$233	$282	$330	$388	$455	$233	$455
Assets	$1,012,685	$980,505	$977,574	$1,011,855	$1,066,649	$1,012,685	$1,066,649
Total deposits	$867,709	$841,832	$857,268	$909,848	$957,811	$867,709	$957,811
Common stockholders' equity	$86,566	$84,654	$83,649	$83,388	$86,654	$86,566	$86,654
Total stockholders' equity	$86,566	$84,654	$83,649	$83,388	$86,654	$86,566	$86,654
Common stock market capitalization	$144,594	$138,601	$153,187	$138,534	$135,469	$144,594	$135,469
Full-time equivalent employees	264	275	285	313	327	264	327
Common shares outstanding	66,633	66,635	66,603	66,603	62,428	66,633	62,428

Average Balances:
Loans, including HFS	$673,175	$604,298	$550,749	$529,406	$547,499	$638,927	$550,010
Intangible assets	$265	$313	$363	$405	$476	$289	$537
Earning assets	$929,631	$890,514	$914,918	$927,755	$992,745	$910,180	$980,225
Assets	$1,006,143	$967,624	$993,447	$1,016,919	$1,070,895	$986,988	$1,062,181
Deposits	$841,725	$843,540	$885,970	$920,249	$958,808	$842,627	$981,841
Common stockholders' equity	$85,613	$84,340	$84,125	$79,382	$89,069	$84,979	$56,870
Total stockholders' equity	$85,613	$84,340	$84,125	$79,382	$92,658	$84,979	$56,870
Common shares outstanding, basic - wtd	65,731	65,726	66,603	62,600	55,174	65,728	28,542
Common shares outstanding, diluted - wtd	65,737	65,726	66,603	62,600	55,176	65,732	28,565

[1] Certain amounts were reclassified between non-interest income and non-interest expense to conform with the current presentation.
[2] Pure deposits are all transaction-based accounts, including non-interest bearing DDAs, interest bearing DDAs, money market accounts and savings accounts.
[3] Core deposits are Pure deposits plus customer certificates of deposits less than $100,000.
[4] Customer deposits excluded brokered deposits.

First Security Group, Inc. and Subsidiary
Consolidated Financial Highlights
Non-GAAP Reconciliation Table
(unaudited)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Year-to-Date
	2014	2014	2013	2013	2013	June 30, 2014	June 30, 2013
	(in thousands, except per share data)

Total stockholders' equity	$86,566	$84,654	$83,649	$83,388	$86,654	$86,566	$86,654
Effect of preferred stock	—	—	—	—	—	—	(32,660)
Common stockholders' equity	$86,566	$84,654	$83,649	$83,388	$86,654	$86,566	$53,994

Average total stockholders' equity	$85,613	$84,340	$84,125	$79,382	$92,658	$84,979	$56,870
Effect of average preferred stock	—	—	—	—	(3,589)	—	(36,175)
Average common stockholders' equity	$85,613	$84,340	$84,125	$79,382	$89,069	$84,979	$20,695